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                                                                   Exhibit 99.10



                                VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 18, 1999 (this "Agreement"), by and among Metromedia International Group, Inc., a Delaware corporation ("Buyer"), News America Incorporated, a Delaware corporation, News PLD LLC, a Delaware limited liability company (each, a "Shareholder" and, collectively, the "Shareholders"), and for purposes of Section 5.5 only, Metromedia Company, a Delaware general partnership ("Metromedia").

         WHEREAS, PLD Telekom, Inc., a Delaware corporation (the "Company"), and Buyer propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides for, among other things, the merger of a wholly-owned subsidiary of Buyer with and into the Company (the "Merger");

         WHEREAS, as of the date hereof, the Shareholders are holders of record or Beneficially Own (as defined herein) shares of common stock, par value $.01 per share ("Company Common Stock"), of the Company; and

         WHEREAS, as a condition to the willingness of Buyer to enter into the Merger Agreement, Buyer has required that each Shareholder agrees, and in order to induce Buyer to enter into the Merger Agreement, each Shareholder has agreed, to enter into this Agreement with respect to all of the shares of Company Common Stock now held of record or Beneficially Owned and which may hereafter be acquired by such Shareholder (collectively, the "Shares").

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Section 1.1 General. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement.

         Section 1.2 Beneficial Ownership. For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder,



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securities Beneficially Owned by a Person shall include securities Beneficially
Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act.


                                   ARTICLE II

         Section 2.1 Voting Agreement. Each of the Shareholders hereby agrees as follows:

               (a) to appear, or cause the holder of record on any applicable record date with respect to any Shares Beneficially Owned by such Shareholder (the "Record Holder") to appear, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of the Company and at any adjournment thereof at which matters relating to the Merger, Merger Agreement or any transaction contemplated thereby are considered; and

               (b) at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, to vote, or cause to be voted by the Record Holder, the Shares held of record or Beneficially Owned by such Shareholder: (i) in favor of the Merger, the Merger Agreement (as amended from time to time) and the transactions contemplated by the Merger Agreement and
          (ii) against any proposal for any extraordinary corporate transaction, such as a recapitalization, dissolution, liquidation, or sale of assets of the Company or any merger, consolidation or other business combination (other than the Merger) between the Company and any Person (other than Buyer or a subsidiary of Buyer) or any other action or agreement that is intended or which reasonably could be expected to
          (x) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (y) result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled or (z) impede, interfere with, delay, postpone or materially adversely affect the Merger and the transactions contemplated by the Merger Agreement.

         Section 2.2 No Ownership Interest. Except as set forth in Section 2.1, nothing contained in this Voting Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain and belong to the Shareholders, and Buyer shall have no authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Shareholders in the voting of any of the Shares except as otherwise provided herein, or the performance of the Shareholders' duties or responsibilities as stockholders of the Company.

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         Section 2.3 Evaluation of Investment. Each Shareholder, by reason of its knowledge and experience in financial and business matters, believes itself capable of evaluating the merits and risks of the investment in shares of common stock, par value $.01 per share, of Buyer, contemplated by the Merger Agreement. Each of the Shareholders acknowledges receipt and review of a copy of the Merger Agreement and all reports, registration statements, proxy statements and other filings made by Buyer with the Securities Exchange Commission since January 1, 1996.


                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         Each of the Shareholders hereby represents and warrants, severally and not jointly, to Buyer as follows:

         Section 3.1 Authority Relative to This Agreement. Such Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Where such Shareholder is a corporation, partnership or other entity, the execution and delivery of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby have been duly and validly authorized by the board of directors or other governing body of such Shareholder, and no other proceedings on the part of such Shareholder are necessary to authorize this Agreement or to consummate such transactions and where such Shareholder is an individual, such individual has the capacity to enter into this Agreement. This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by general principles governing the availability of equitable remedies.

         Section 3.2 No Conflict. (a) The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder shall not, (i) where such Shareholder is a corporation, partnership or other entity, conflict with or violate the organizational documents of such Shareholder, (ii) conflict with or violate any agreement, arrangement, law, rule, regulation, order, judgment or decree to which such Shareholder is a party or by which such Shareholder (or the Shares held of record or Beneficially Owned by such Shareholder) is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse or time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares held of

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record or Beneficially Owned by such Shareholder pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder (or the Shares held of record or Beneficially Owned by such Shareholder) is bound or affected, except, in the case of clauses (ii) and (iii) of this Section 3.2, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Shareholder of its obligations under this Agreement.

              (b) The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Exchange Act and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Shareholder of its obligations under this Agreement.

         Section 3.3 Title to the Shares. As of the date hereof, such Shareholder is the record or Beneficial Owner of the Shares listed opposite the name of such Shareholder on Schedule 1 hereto. The Shares listed opposite the name of such Shareholder on Schedule 1 hereto are all the securities of the Company either held of record or Beneficially Owned by such Shareholder. Such Shareholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares held of record or Beneficially Owned by such Shareholder. The Shares listed opposite the name of such Shareholder on Schedule 1 hereto are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreement, limitations on such Shareholder's voting rights, charges and other encumbrances of any nature whatsoever.


                                   ARTICLE IV

                          COVENANTS OF THE SHAREHOLDER

                  Section 4.1 No Inconsistent Agreements. Each Shareholder hereby represents, warrants, covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, such Shareholder has not and shall not, and shall not permit any Person under such Shareholder's control (including any Record Holder) to, enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares held of record or Beneficially Owned by such Shareholder which, in either case, is inconsistent with this Agreement.

                  Section 4.2 Transfer of Title. Each Shareholder hereby covenants and agrees that such Shareholder will not, prior to the termination of this Voting Agreement, either directly or indirectly, offer or otherwise agree to sell, assign,

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pledge, hypothecate, transfer, exchange, or dispose of any Shares or options, warrants or other convertible securities to acquire or purchase Company Common Stock (collectively "Derivative Securities") or any other securities or rights convertible into or exchangeable for shares of Company Common Stock, owned either directly or indirectly by such Stockholder or with respect to which such Stockholder has the power of disposition, whether now or hereafter acquired, without the prior written consent of Buyer (provided nothing contained herein will be deemed to restrict the exercise or conversion of Derivative Securities outstanding on the date hereof), unless the Person to whom Shares or Derivative Securities have been sold, assigned, pledged, hypothecated, transferred, exchanged or disposed agrees to be bound by this Voting Agreement as if a party hereto. Each Shareholder hereby agrees and consents to the entry of stop transfer instructions by the Company against the transfer of any Shares consistent with the terms of this Section 4.2.


                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1 No Solicitation. From the date hereof until the Effective Time or, if earlier, the termination of the Merger Agreement in accordance with its terms, the Shareholders (a) shall not have, or shall immediately terminate any discussions with, any third party concerning a Transaction Proposal and (b) shall not, and shall not permit any officer, director, employee, controlled Affiliate, investment banker or other agent (in such agency capacity) of the Shareholder to, directly or indirectly, (i) solicit, engage in discussions or negotiate with any Person (whether such discussions or negotiations are initiated by the Shareholder or otherwise) or take any other action intended or designed to facilitate the efforts of any Person, other than Buyer, relating to a Transaction Proposal, (ii) provide information with respect to the Company or any of its subsidiaries to any Person, other than Buyer, relating to a possible Transaction Proposal by any person other than Buyer, (iii) enter into an agreement with any person, other than Buyer, providing for a possible Transaction Proposal, or (iv) make or authorize any statement, recommendation or solicitation in support of any possible Transaction Proposal by any Person, other than by Buyer. Notwithstanding the above, the Shareholder may take any actions in the Shareholder's role as a director or officer of the Company permitted under the Merger Agreement.

                  Section 5.2 Termination. This Agreement shall terminate upon the earlier to occur of (i) the closing of the transactions contemplated by the Merger Agreement and (ii) the termination of the Merger Agreement in accordance with its terms; provided, however, that nothing in this Agreement shall relieve any party from liability for the breach of any of its representations and warranties or the breach of any of its covenants and agreements set forth in this Agreement which shall survive any such termination.

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         Section 5.3 Additional Shares. If, after the date hereof, a Shareholder acquires the right to vote any additional shares of Company Common Stock (any such shares shall be referred to herein as "Additional Shares"), including, without limitation, upon exercise or conversion of any Derivative Security or through any stock dividend or stock split, the provisions of this Agreement applicable to the Shares shall be applicable to such Additional Shares as if such Additional Shares had been outstanding Shares as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any Person immediately upon the acquisition by a Shareholder of record or Beneficial Ownership of such Additional Shares.

         Section 5.4 Registration Statement. Prior to the closing of the transactions contemplated by the Merger Agreement, the Buyer shall enter into a registration rights agreement with the Shareholders and, as contemplated thereby, agrees to file promptly after the Registration Statement (as defined in the Merger Agreement) is declared effective and use its reasonable best efforts to have declared effective by the SEC not later than six months after the Effective Time a registration statement covering the shares of common stock of the Buyer ("Buyer Common Stock") to be received by the Shareholders in the Merger in exchange for their Shares and use its reasonable best efforts to maintain the effectiveness of such registration statement until the earlier of
(x) the date all such shares are disposed of and (y) two years from the date of its effectiveness.

         Section 5.5 Tag-Along Rights.

              (a) In the event at any time prior to the date News America Incorporated and its affiliates no longer Beneficially Own in excess of 5% of the outstanding shares of Buyer Common Stock, Metromedia proposes to sell, transfer or assign any shares of Buyer Common Stock to a non-affiliated third party (other than a sale pursuant to an effective registration under the Securities Act or Rule 144 promulgated under the Securities Act), Metromedia shall have the obligation, and each of News America Incorporated, News PLD LLC and any affiliate thereof that owns Buyer Common Stock (collectively, "News") shall have the right (the "Tag-along Right"), to require the proposed transferee to purchase from News a number of shares of Buyer Common Stock up to or equal to the product (rounded up to the nearest integer) of (i) the quotient determined by dividing the number of shares of the Buyer Common Stock held by News by the number of shares of Buyer Common Stock owned by Metromedia, and (ii) the number of shares of the Buyer Common Stock proposed to be transferred in the contemplated sale, and at the same price per share and upon the same terms and conditions offered to Metromedia. Metromedia shall give notice to News of each proposed transfer giving rise to the Tag-along Right, at least 10 days prior to the proposed consummation of such transfer, setting forth the maximum number of shares of Buyer Common Stock proposed to be transferred, the name and address of the transferee, the proposed amount of consideration and the other terms and conditions of the transactions, and the

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maximum number of shares News may require the transferee to purchase from such
Investor under the Tag-along Right (in accordance with the first sentence of this Section 5.5).

              (b) The Tag-along Right provided by this Section 5.5 must be exercised by News within 5 days following the receipt of the notice required by the preceding paragraph (a), by delivery prior to the end of such 5-day period of a written notice to Metromedia indicating News' desire to exercise its rights under this Section 5.5 and specifying the number of shares it desires to sell.

              (c) The closing of the purchase of the shares of Buyer Common Stock owned by News by the transferee shall be held (i) at the principal office of the Buyer on the same day as the closing of the sale from Metromedia to the transferee; or (ii) at such other time and place as the parties to the applicable transaction may agree. At such closing, Metromedia and News shall deliver certificates representing the shares of Buyer Common Stock being sold, duly authenticated by another officer of the corporation, for transfer and accompanied by all requisite transfer taxes, if any, and such shares of Buyer Common Stock shall be free and clear of any Liens other than those arising hereunder. News shall further represent and warrant that it beneficially owns such shares, that it or its designee is the record holder of such shares and that the delivery of such shares shall convey good and marketable title to such shares. At such closing the transferee shall deliver payment in full in immediately available funds for the Buyer Common Stock purchased by such transferee.

         Section 5.6 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         Section 5.7 Entire Agreement. This Agreement constitutes the entire agreement between Buyer and the Shareholders with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Buyer and the Shareholders with respect to the subject matter hereof.

         Section 5.8 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 5.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being

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enforced, the parties hereby shall negotiate in good faith to modify this
Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

         Section 5.10 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, upon receipt of a transmission confirmation if sent by facsimile (with a confirming copy sent by overnight courier) and on the next business day if sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by notice):

                  If to a Stockholder, to:

                  Arthur M. Siskind, Esq.
                  Senior Executive Vice President and
                     Group General Counsel
                  The News Corporation Limited
                  1211 Avenue of the Americas
                  New York, NY 10036
                  Telephone: (212) 852-7000
                  Fax: (212) 768-2029

                  If to Metromedia International Group, Inc., to:

                  Arnold L. Wadler, Esq.
                  One Meadowlands Plaza
                  East Rutherford, NJ 07073-2137

                  with a copy to:

                  Douglas A. Cifu, Esq.
                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, NY 10019
                  Telephone:  (212) 373-3000
                  Fax:  (212) 757-3990

         Section 5.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

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         Section 5.12 Obligations of Stockholders. The obligations of the
Stockholders hereunder shall be "several" and not "joint" or "joint and several." Without limiting the generality of the foregoing, under no circumstances will any Stockholder have any liability or obligation with respect to any misrepresentation or breach of covenant of any other Stockholder.

         Section 5.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, each of the Shareholders and Buyer have caused this
Agreement to be duly executed on the date hereof.


                                    METROMEDIA INTERNATIONAL GROUP, INC.


                                    By: /s/ SILVIA KESSEL
                                        ----------------------------------------
                                        Name:  Silvia Kessel
                                        Title: Chief Financial Officer,
                                               Executive Vice President,
                                               Treasurer and Director


                                    NEWS AMERICA INCORPORATED


                                    By: /s/ LAWRENCE A. JACOBS
                                        ----------------------------------------
                                        Name:  Lawrence A. Jacobs
                                        Title: Senior Vice President and
                                               Deputy General Counsel


                                    NEWS PLD LLC


                                    By: /s/ LAWRENCE A. JACOBS
                                        ----------------------------------------
                                        Name:  Lawrence A. Jacobs
                                        Title: Senior Vice President and
                                               Deputy General Counsel


For Purposes of Section 5.5 only:

METROMEDIA COMPANY


By: /s/ SILVIA KESSEL
    --------------------------------
    Name:  Silvia Kessel
    Title: Senior Vice President



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                                   SCHEDULE 1
                                   ----------



NAME OF SHAREHOLDER                                  NUMBER OF SHARES
-------------------                                  ----------------

News America Incorporated                               18,436,149

                                             (includes 3,804,369 shares issuable
                                             upon the conversion of notes held
                                             by News America Incorporated and
                                             250,000 shares issuable upon the
                                             exercise of warrants held by News
                                             PLD LLC)

News PLD LLC                                            14,631,780

                                             (includes 250,000 shares issuable
                                             upon the exercise of warrants held
                                             by News PLD LLC)